Exhibit 99.1

Profusa Announces Closing of Business Combination and the Commencement of Trading on Nasdaq

Profusa's Common Stock is Expected to Begin Trading on Nasdaq on Monday, July 14, 2025 Under the Ticker “PFSA”

BERKELEY, Calif, July 11, 2025 (GLOBE NEWSWIRE) -- Profusa, Inc. (“Profusa” or the “Company”) (Nasdaq: PFSA), a commercial stage digital health company pioneering the next generation of technology platform enabling the continuous monitoring of an individual’s biochemistry, today announced the closing of its business combination with NorthView Acquisition Corp. (“NVAC”), a special purpose acquisition company, which was approved by NVAC’s shareholders on June 9, 2025. The combined company will operate under the name Profusa, Inc., with its common stock expected to begin trading on Nasdaq under the ticker symbol “PFSA”, beginning on July 14, 2025. The Company’s warrants will not trade on Nasdaq but rather will continue to trade on the OTCID market.

“In a journey that began over a decade ago, driven by a mission to harness transformative science to positively impact quality of daily living and chronic disease management, we are excited to mark a key milestone of going public and trading on Nasdaq. We believe being a public company better positions us to advance our vision in pioneering tissue-integrating biosensors platform that could function for months at a time, with transformative lower costs, and continuously monitor and transmit body chemistries to smart phone applications, and leveraging the best-in-class data analytics and AI technologies, allowing users and healthcare professionals to make real-time actionable decisions that improve general health or manage a chronic disease such as diabetes or critical limb ischemia (CLI), and peripheral arterial disease (PAD),” said Ben Hwang, Ph.D., Profusa’s Chairman and CEO. “Thanks to the support of our dedicated employees, partners and investors for leading us to this exciting moment in our company’s history.”

In connection with the business combination, the combined company has also issued a secured convertible promissory note to an institutional investor, raising $9 million to cover transaction costs and support future working capital needs, with up to a total of $20 million available under the convertible note facility.

Advisors

A.G.P./Alliance Global Partners, I-Bankers Securities and Dawson James Securities acted as financial advisor to NVAC. Ellenoff Grossman & Schole LLP acted as legal advisor to Profusa. ArentFox Schiff LLP acted as legal advisor to NorthView Acquisition Corp. and Lucosky Brookman LLP acted as legal advisor to the institutional investor in connection with the secured convertible promissory note issued by the combined company.

About Profusa

Based in Berkeley, Calif., Profusa is a commercial stage digital health company led by visionary scientific founders, an experienced management team and a world-class board of directors in the development of a new generation of tissue-integrated sensors to detect and continuously transmit actionable, medical-grade data for personal and medical use. With its long-lasting, injectable and affordable biosensors and its intelligent data platform, Profusa aims to provide people with a personalized biochemical signature rooted in data that clinicians can trust and rely on.

“LUMEE”, “PROFUSA” and the PROFUSA logo are registered trademarks of Profusa Inc. in the United States, Canada, European Union, China, Japan, South Korea and Australia.

For more information, visit https://profusa.com.

Special Note Regarding Forward-Looking Statements

Certain statements in this press release (this “Press Release”) may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance of Profusa or the combined company. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “propose,” “seek,” “should,” “strive,” “will,” or “would” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which may be beyond the control of Profusa and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Profusa and its management are inherently uncertain. Profusa cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. There are risks and uncertainties described in the definitive proxy/final prospectus relating to the business combination, which has been filed with the SEC, and described in other documents filed by NVAC or Profusa from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Profusa cannot assure you that the forward-looking statements in this communication will prove to be accurate.

Contacts

Investor and Media Contacts

Profusa: brets@coreir.com